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                                                                    Exhibit 23.1

                        Consent of Independent Auditors

    We consent to the reference to our firm under the caption "Experts" and to the use of our reports dated January 12, 1998 (Divot Golf Corporation) and May 1, 1998 (Miller Golf, Inc.) in the Registration Statement (Form SB-2 No.--__________) and related Prospectus of Divot Golf Corporation dated July 1, 1998.



/s/ Ernst & Young LLP

ERNST & YOUNG LLP
Raleigh, North Carolina
June 30, 1998